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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): JULY 26, 2001

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                         HERITAGE PROPANE PARTNERS, L.P.
             (Exact name of registrant as specified in its charter)


         DELAWARE                       1-11727                  73-1493906
(State or other jurisdiction     (Commission File Number)      (IRS Employer
     of incorporation)                                       Identification No.)


   8801 SOUTH YALE AVENUE, SUITE 310
          TULSA, OKLAHOMA                                       74137
(Address of principal executive offices)                       Zip Code)

       Registrant's telephone number, including area code: (918) 492-7272

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ITEM 5.           OTHER EVENTS.

Heritage Propane Partners, L.P. (the "Partnership"), is filing this Current Report on Form 8-K in connection with the public offering (the "Offering") of up to 2,875,000 common units (the "Offered Units") representing limited partner interests in the Partnership, including common units issuable pursuant to an over-allotment option granted to underwriters, under the Partnership's shelf registration statement on Form S-3 (Registration No. 333-86057) (the "Registration Statement"), as supplemented by the Prospectus Supplement dated July 26, 2001 relating to the Offered Units filed with the Securities and Exchange Commission pursuant to Rule 424(b) under the Securities Act of 1933, as amended. In connection with the Offering, the Partnership, Heritage Holdings, Inc. and Heritage Operating, L.P. entered into an underwriting agreement with Salomon Smith Barney Inc., A.G. Edwards & Sons, Inc., Dain Rauscher Incorporated and First Union Securities, Inc. on July 26, 2001.

The opinions of Baker Botts L.L.P. attached as exhibits to this Current Report relate to the Offering, and the opinion as to certain tax matters (Exhibit 8.1) replaces, with respect to the Offering, the opinions as to tax matters previously filed as exhibits to the Registration Statement. The opinions of Baker Botts L.L.P. are being filed as exhibits to this Current Report in lieu of filing them as exhibits to the Registration Statement by means of a post-effective amendment. Instead, upon filing, this Current Report on Form 8-K is incorporated by reference into the Registration Statement. Accordingly, such exhibits are also incorporated by reference into the Registration Statement as exhibits thereto.

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS.

                  (c)      Exhibits.

EXHIBIT NUMBER                      DESCRIPTION
--------------                      -----------
    1.1 Underwriting Agreement dated July 26, 2001 by and among Heritage Propane Partners, L.P., Heritage Holdings, Inc. Heritage Operating, L.P., Salomon Smith Barney Inc.,
                    A.G. Edwards & Sons, Inc., Dain Rauscher Incorporated and First Union Securities, Inc.

    5.1 Opinion of Baker Botts L.L.P. as to the legality of the securities registered.

    8.1             Opinion of Baker Botts L.L.P. as to certain tax matters.

   23.1             Consent of Baker Botts L.L.P. (included in Exhibits 5.1 and
                    8.1).

   99.1             Heritage Propane Partners, L.P. press release dated July 26,
                    2001.

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                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   HERITAGE PROPANE PARTNERS, L.P.

                                   By:  Heritage Holdings, Inc., General Partner

Date: July 26, 2001                     By: /s/ LARRY J. DAGLEY
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                                             Larry J. Dagley
                                             Vice President, Chief Financial
                                             Officer and officer duly authorized
                                             to sign on behalf of the registrant


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                                 EXHIBIT INDEX

EXHIBIT NUMBER                      DESCRIPTION
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    1.1             Underwriting Agreement dated July 26, 2001 by and among
                    Heritage Propane Partners, L.P., Heritage Holdings, Inc. Heritage Operating, L.P., Salomon Smith Barney Inc.,
                    A.G. Edwards & Sons, Inc., Dain Rauscher Incorporated and First Union Securities, Inc.

    5.1 Opinion of Baker Botts L.L.P. as to the legality of the securities registered.

    8.1             Opinion of Baker Botts L.L.P. as to certain tax matters.

   23.1             Consent of Baker Botts L.L.P. (included in Exhibits 5.1 and
                    8.1).

   99.1             Heritage Propane Partners, L.P. press release dated July 26,
                    2001.